UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

FORM 8-K/A

Current Report

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2016

Chubb Limited

(Exact name of registrant as specified in its charter)

Switzerland	1-11778	98-0091805
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bärengasse 32

CH-8001 Zurich, Switzerland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 (0) 43 456 76 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On January 15, 2016, Chubb Limited (“Chubb Limited”, formerly known as “ACE Limited”), a company organized under the laws of Switzerland, filed a Current Report on Form 8-K (the “Original Filing”) announcing that, on January 14, 2016, it had completed its acquisition of The Chubb Corporation (“Chubb Corp”), a New Jersey corporation, pursuant to an Agreement and Plan of Merger, dated as of June 30, 2015, by and among Chubb Limited, Chubb Corp and William Investment Holdings Corporation, a New Jersey corporation and wholly owned subsidiary of Chubb Limited. Pursuant to the acquisition, Chubb Corp became a wholly owned subsidiary of Chubb Limited and subsequently merged with and into Chubb INA Holdings Inc. (formerly known as “ACE INA Holdings Inc.”), with Chubb INA Holdings Inc. surviving as a wholly owned subsidiary of Chubb Limited.

This Amendment No. 1 on Form 8-K/A is being filed to provide:

(i)	The audited consolidated balance sheets of Chubb Corp as of December 31, 2015 and December 31, 2014 and the related consolidated statements of income, comprehensive income, shareholders’ equity and cash flows of Chubb Corp for each of the three years in the period ended December 31, 2015, and the notes related thereto, which are being provided in addition to the historical financial statements of Chubb Corp that were included in the Original Filing, and

(ii)	Pro forma financial information required by Item 9.01(b)(1) of Form 8-K, which was excluded from the Original Filing in reliance on Item 9.01(b)(2) of Form 8-K.

In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, Item 9.01 of the Original Filing has been amended and restated. No other changes have been made to the Original Filing, and this Amendment No. 1 does not amend or otherwise update any other information in the Original Filing. Defined terms not otherwise defined herein shall have the meaning ascribed to such terms in the Original Filing.

Item 9.01.	Financial Statements and Exhibits

a)	Financial Statements of the Businesses Acquired.

The audited consolidated balance sheets of Chubb Corp as of December 31, 2015 and December 31, 2014 and the related consolidated statements of income, comprehensive income, shareholders’ equity and cash flows of Chubb Corp for each of the three years in the period ended December 31, 2015, and the notes related thereto, are filed as Exhibit 99.4 hereto and are hereby incorporated by reference into this Item 9.01(a).

The Report of Independent Auditors, issued March 15, 2016 by Ernst & Young LLP, relating to the Chubb Corp’s 2015 audited financial statements, is filed as Exhibit 99.5 hereto and is hereby incorporated by reference into this Item 9.01(a).

b)	Pro Forma Financial Information.

The unaudited pro forma consolidated balance sheet for Chubb Limited as of December 31, 2015 and unaudited pro forma consolidated statement of operations for the year ended December 31, 2015 are filed as Exhibit 99.6 hereto and are hereby incorporated by reference into this Item 9.01(b).

d)	Exhibits.

Number	Description

2.1	Merger Agreement (incorporated by reference to Exhibit 2.1 to Chubb Limited’s Current Report on Form 8-K filed on July 7, 2015) (File No. 001-11778)

3.1	Amended Articles of Association of Chubb Limited*

4.1	First Supplemental Indenture to the Chubb Corp Senior Indenture*

4.2	Second Supplemental Indenture to the Chubb Corp Junior Subordinated Indenture*

4.3	Chubb Corp Senior Indenture (incorporated by reference to Exhibit 4(a) to Chubb Corp’s Registration Statement on Form S-3 filed on October 27, 1989) (File No. 33-31796)

4.4	Chubb Corp Junior Subordinated Indenture (incorporated by reference to Exhibit 4.1 to Chubb Corp’s Current Report on Form 8-K filed on March 30, 2007) (File No. 001-08661)

4.5	First Supplemental Indenture to the Chubb Corp Junior Subordinated Indenture (incorporated by reference to Exhibit 4.2 to Chubb Corp’s Current Report on Form 8-K filed on March 30, 2007) (File No. 001-08661)

4.6	Form of note for the 5.75% Notes due 2018 (incorporated by reference to Exhibit 4.1 to Chubb Corp’s Current Report on Form 8-K filed on May 6, 2008) (File No. 001-08661)

4.7	Form of debenture for the 6.60% Debentures due 2018 (included in Exhibit 4.3)

4.8	Form of debenture for the 6.80% Debentures due 2031 (included in Exhibit 4.3)

4.9	Form of note for the 6% Notes due 2037 (incorporated by reference to Exhibit 4.1 to Chubb Corp’s Current Report on Form 8-K filed on May 11, 2007) (File No. 001-08661)

4.10	Form of note for the 6.50% Notes due 2038 (incorporated by reference to Exhibit 4.2 to Chubb Corp’s Current Report on Form 8-K filed on May 6, 2008) (File No. 001-08661)

4.11	Form of debenture for the 6.375% DISCs (incorporated by reference to Exhibit 4.3 to Chubb Corp’s Current Report on Form 8-K filed on March 30, 2007) (File No. 001-08661)

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm for Chubb Corp with respect to Chubb Corp’s 2014 audited financial statements*

23.2	Consent of Ernst & Young LLP, Independent Auditors for Chubb Corp with respect to Chubb Corp’s 2015 audited financial statements**

99.1	The audited consolidated balance sheets of Chubb Corp as of December 31, 2014 and December 31, 2013 and the related consolidated statements of income, comprehensive income, shareholders’ equity and cash flows of Chubb Corp for each of the three years in the period ended December 31, 2014, and the notes related thereto, and the financial statement schedules (incorporated by reference to Part I, Item 8 and Part IV, Item 15(a) of Chubb Corp’s Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2014, filed on February 26, 2015) (File No. 001-08661)

99.2	Report of Independent Registered Public Accounting Firm, issued by Ernst & Young LLP, dated February 26, 2015, relating to the Chubb Corp 2014 financial statements and financial statement schedules (incorporated by reference to Part IV, Item 15(a) to Chubb Corp’s Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2014, filed on February 26, 2015) (File No. 001-08661)

99.3	The unaudited consolidated condensed balance sheets of Chubb Corp as of September 30, 2015 and December 31, 2014, the consolidated condensed statements of income and comprehensive income for the three and nine months ended September 30, 2015, and the consolidated condensed statements of shareholders’ equity and cash flows for the nine months ended September 30, 2015, and the notes related thereto (incorporated by reference to Part I, Item 1 of Chubb Corp’s Quarterly Report on Form 10-Q for the Period Ended September 30, 2015, filed on November 6, 2015) (File No. 001-08661)

99.4	The audited consolidated balance sheets of Chubb Corp as of December 31, 2015 and December 31, 2014 and the related consolidated statements of income, comprehensive income, shareholders’ equity and cash flows of Chubb Corp for each of the three years in the period ended December 31, 2015, and the notes related thereto**

99.5	Report of Independent Auditors, issued by Ernst & Young LLP, dated March 15, 2016, relating to the Chubb Corp’s 2015 audited financial statements**

99.6	Unaudited pro forma consolidated balance sheet for Chubb Limited as of December 31, 2015 and unaudited pro forma consolidated statement of operations for the year ended December 31, 2015**

*	Previously filed.

**	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

CHUBB LIMITED (Registrant)

By:	/s/ Philip V. Bancroft
Philip V. Bancroft Executive Vice President and Chief Financial Officer

Date: March 24, 2016

EXHIBIT INDEX

Number	Description

2.1	Merger Agreement (incorporated by reference to Exhibit 2.1 to Chubb Limited’s Current Report on Form 8-K filed on July 7, 2015) (File No. 001-11778)

3.1	Amended Articles of Association of Chubb Limited*

4.1	First Supplemental Indenture to the Chubb Corp Senior Indenture*

4.2	Second Supplemental Indenture to the Chubb Corp Junior Subordinated Indenture*

4.3	Chubb Corp Senior Indenture (incorporated by reference to Exhibit 4(a) to Chubb Corp’s Registration Statement on Form S-3 filed on October 27, 1989) (File No. 33-31796)

4.4	Chubb Corp Junior Subordinated Indenture (incorporated by reference to Exhibit 4.1 to Chubb Corp’s Current Report on Form 8-K filed on March 30, 2007) (File No. 001-08661)

4.5	First Supplemental Indenture to the Chubb Corp Junior Subordinated Indenture (incorporated by reference to Exhibit 4.2 to Chubb Corp’s Current Report on Form 8-K filed on March 30, 2007) (File No. 001-08661)

4.6	Form of note for the 5.75% Notes due 2018 (incorporated by reference to Exhibit 4.1 to Chubb Corp’s Current Report on Form 8-K filed on May 6, 2008) (File No. 001-08661)

4.7	Form of debenture for the 6.60% Debentures due 2018 (included in Exhibit 4.3)

4.8	Form of debenture for the 6.80% Debentures due 2031 (included in Exhibit 4.3)

4.9	Form of note for the 6% Notes due 2037 (incorporated by reference to Exhibit 4.1 to Chubb Corp’s Current Report on Form 8-K filed on May 11, 2007) (File No. 001-08661)

4.10	Form of note for the 6.50% Notes due 2038 (incorporated by reference to Exhibit 4.2 to Chubb Corp’s Current Report on Form 8-K filed on May 6, 2008) (File No. 001-08661)

4.11	Form of debenture for the 6.375% DISCs (incorporated by reference to Exhibit 4.3 to Chubb Corp’s Current Report on Form 8-K filed on March 30, 2007) (File No. 001-08661)

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm for Chubb Corp with respect to Chubb Corp’s 2014 audited financial statements*

23.2	Consent of Ernst & Young LLP, Independent Auditors for Chubb Corp with respect to Chubb Corp’s 2015 audited financial statements**

99.1	The audited consolidated balance sheets of Chubb Corp as of December 31, 2014 and December 31, 2013 and the related consolidated statements of income, comprehensive income, shareholders’ equity and cash flows of Chubb Corp for each of the three years in the period ended December 31, 2014, and the notes related thereto, and the financial statement schedules (incorporated by reference to Part I, Item 8 and Part IV, Item 15(a) of Chubb Corp’s Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2014, filed on February 26, 2015) (File No. 001-08661)

99.2	Report of Independent Registered Public Accounting Firm, issued by Ernst & Young LLP, dated February 26, 2015, relating to the Chubb Corp 2014 financial statements and financial statement schedules (incorporated by reference to Part IV, Item 15(a) to Chubb Corp’s Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2014, filed on February 26, 2015) (File No. 001-08661)

99.3	The unaudited consolidated condensed balance sheets of Chubb Corp as of September 30, 2015 and December 31, 2014, the consolidated condensed statements of income and comprehensive income for the three and nine months ended September 30, 2015, and the consolidated condensed statements of shareholders’ equity and cash flows for the nine months ended September 30, 2015, and the notes related thereto (incorporated by reference to Part I, Item 1 of Chubb Corp’s Quarterly Report on Form 10-Q for the Period Ended September 30, 2015, filed on November 6, 2015) (File No. 001-08661)

99.4	The audited consolidated balance sheets of Chubb Corp as of December 31, 2015 and December 31, 2014 and the consolidated statements of income, comprehensive income, shareholders’ equity and cash flows of Chubb Corp for each of the three years in the period ended December 31, 2015, and the notes related thereto**

99.5	Report of Independent Auditors, issued by Ernst & Young LLP, dated March 15, 2016, relating to the Chubb Corp’s 2015 audited financial statements**

99.6	Unaudited pro forma consolidated balance sheet for Chubb Limited as of December 31, 2015 and unaudited pro forma consolidated statement of operations for the year ended December 31, 2015**

*	Previously filed.

**	Filed herewith.